UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

August 9, 2019 (August 5, 2019) Date of Report (Date of earliest event reported)

Sonic Foundry, Inc. (Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-30407 (Commission File Number)	39-1783372 (IRS Employer Identification No.)

222 W. Washington Ave Madison, WI 53703 (Address of principal executive offices)	(608) 443-1600 (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 5, 2019, the Company and Kenneth Minor entered into the following: (i) a Retirement and Transition Agreement, and (ii) an Engagement Letter. Pursuant to the Retirement and Transition Agreement, effective October 1, 2019 (the “Effective Date”). Mr. Minor will retire from his position as (i) Chief Financial Officer of Sonic Foundry, (ii) a member of the Board of Directors of Sonic Foundry Media Systems Inc., Mediasite K.K., and Sonic Foundry International B.V., and (iii) an officer of Sonic Foundry Media Systems, Inc. and Sonic Foundry International B.V. Pursuant to the terms of the retirement and transition agreement, until September 30, 2020, Mr. Minor has agreed to provide transitional services to the Company and to not accept any other employment, consultancy or position that would interfere with Mr. Minor's duties and responsibilities to the Company. Pursuant to the terms of the retirement and transition agreement, Mr. Minor will receive a salary of $185,000 per year, along with health insurance coverage. In addition, all of Mr. Minor's existing stock options will fully vest on the effective date. The foregoing description of the Retirement and Transition Agreement does not purport to be complete and is subject to, and qualified in its entirety by the full text of the Retirement and Transition Agreement which is incorporated by reference into this Item 1.01 by reference to Exhibit 10.1 to this report.

Pursuant to the terms of the Engagement Letter, effective October 1, 2019, and continuing until terminated by either party upon 60 days prior notice, or as otherwise set forth in the Engagement Letter, Mr. Minor will act as interim Chief Financial Officer ("CFO"). As interim CFO, Mr. Minor will report to the Chief Executive Officer and Board of Directors of the Company, and will receive a monthly payment of $7,500. The foregoing description of Mr. Minor's Engagement Letter is qualified in all respects by reference to the full text of the Engagement Letter, which is incorporated by reference into this Item 1.01 by reference to Exhibit 10.2 to this report.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 9, 2019, the Company issued a press release announcing the retirement of Kenneth Minor as Chief Financial Officer and his transition to a consultant to the Company. The terms of Mr. Minor’s retirement compensation are set forth in Item 1.01 of this report, which is qualified in all respects by (i) the full text of the Retirement and Transition Agreement, which is incorporated by reference into this Item 5.02 by reference to Exhibit 10.1 to this report, and (ii) the full text of the Engagement Letter, which is incorporated by reference into this Item 5.02 by reference to Exhibit 10.2 to this report.

Item 8.01 Other Events.

The full text of the press release announcing the retirement of Mr. Minor is attached herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

(d)        Exhibits

10.1	Retirement and Transition Agreement as of August 5, 2019 by and between Sonic Foundry, Inc. and Kenneth Minor

10.2	Engagement Letter as of August 5, 2019 by and between Sonic Foundry, Inc. and Kenneth Minor

99.1	Text of press release dated August 9, 2019

EXHIBIT LIST

NUMBER DESCRIPTION

10.1	Retirement and Transition Agreement as of August 5, 2019 by and between Sonic Foundry, Inc. and Kenneth Minor
10.2	Engagement Letter as of August 5, 2019 by and between Sonic Foundry, Inc. and Kenneth Minor
99.1	Text of press release dated August 9, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sonic Foundry, Inc.
(Registrant)

August 9, 2019

By:	/s/ Kenneth A. Minor
By:	Kenneth A. Minor
Title:	Chief Financial Officer